                                                             ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-91931 for Hartford Life and Annuity Insurance Company Putnam Capital Manager Trust Separate Account Two on Form N-4.


                                                  /s/ Arthur Andersen LLP

Hartford, Connecticut
March 2, 2000